UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ovid Therapeutics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Your Vote Counts! OVID THERAPEUTICS INC. 2023 Annual Meeting Vote by June 7, 2023 11:59 PM ET OVID THERAPEUTICS OVID THERAPEUTICS INC. 441 NINTH AVENUE, 14TH FLOOR NEW YORK, NY 10001 ATTN: DANIELLE MANN V16070-P88540 You invested in OVID THERAPEUTICS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2023.Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K at proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 8, 2023 1:00 PM ET Virtually at: www.virtualshareholdermeeting.com/OVID2023*Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Class III directors to hold office until the 2026 Annual Meeting of Stockholders. Nominees: 1a. Karen Bernstein 1b. Jeremy M. Levin 2. Advisory approval of the compensation paid to our named executive officers. 3. Advisory vote on the frequency of the advisory vote on compensation paid to our named executive officers 4. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s) and, in the discretion of the proxies, upon such other business as may properly come before the meeting. If no direction is made, the shares will be voted FOR the nominees for the Board of Directors listed in Proposal 1, FOR Proposal 2, Advisory approval of the compensation, FOR Proposal 3, Advisory vote on the frequency of the advisory vote and FOR Proposal 4, Ratification of KPMG LLP as our independent registered public accounting firm For For For Year For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V16071-P88540